Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Capital Growth Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposal 1(b) is not a proposal to be considered by Pioneer Capital Growth Fund shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 1(A):
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B)and 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4523

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Equity-Income Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposal 1(a) is not a proposal to be considered by Pioneer Equity-Income Fund shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.


PROPOSAL 1(B):
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC).
     The proposed fee is higher than the management fee currently paid by the Fund to PMC.



PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4521

Pioneer Gold Shares
60 State Street
Boston, MA  02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Gold Shares (the Fund), which is one of the three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposals 1(a) and 1(b) are not proposals to be considered by Pioneer Gold Shares shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4519

Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Capital Growth Fund (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A) 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4524

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Equity-Income Fund (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.


PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC). The proposed fee is higher than the management fee currently paid by the Fund to PMC.


PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4522

Pioneer Gold Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Gold Shares (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. Proposals 1(a) and 1(b) are not applicable to Pioneer Gold Shares shareowners.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B)AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4520

Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. PROPOSAL 1: APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]


Here is what a FOR vote means for each of the proposals being considered. PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC). The proposed fee is higher than the management fee currently paid by the Fund to PMC.



PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------

Pioneer Gold Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. Proposals 1(a) and 1(b) are not applicable to Pioneer Gold Shares shareowners.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


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Pioneer Capital Growth Fund
60 State Street
Boston, MA 02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Capital Growth Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. (Proposal 1(b) is not a proposal to be considered by Pioneer Capital Growth Fund shareowners.)

(callout in margin) The Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals.

Proposal 1(a):
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

Proposal 2:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 3:
Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

Proposals 4(a), 4(b) and 4(c):
Modernize certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

Proposal 5:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.,
Chairman and President


0398-4523-1

Pioneer Equity-Income Fund
60 State Street
Boston, MA 02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Equity-Income Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. (Proposal 1(a) is not a proposal to be considered by Pioneer Equity-Income Fund shareowners.)

(callout in margin) The Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals.


Proposal 1(b):
Approve a new management contract with Pioneering Management Corporation (PMC). The proposed fee is higher than the management fee currently paid by the Fund to PMC.


Proposal 2:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 3:
Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

Proposals 4(a), 4(b) and 4(c):
Modernize certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

Proposal 5:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.,
Chairman and President


0398-4521-1

Pioneer Gold Shares
60 State Street
Boston, MA 02109

March 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Gold Shares (the Fund), which is one of the three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. (Proposals 1(a) and 1(b) are not proposals to be considered by Pioneer Gold Shares shareowners.)

(callout in margin) The Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals.

Proposal 2:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 3:
Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

Proposals 4(a), 4(b) and 4(c):
Modernize certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

Proposal 5:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.,
Chairman and President


0398-4519-1